SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   October 3, 1997



                         Federal Realty Investment Trust
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             (Exact name of registrant as specified in its charter)

    District of Columbia                1-7533                   52-0782497
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(State or other jurisdiction   (Commission File Number)     (IRS Employer of
of incorporation                                            identification No.)


      1626 East Jefferson Street, Rockville, Maryland                  20852
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number including area code:   301/998-8100
                                                     ------------




Exhibit Index appears on page 3
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Item 5.     Other Events

         Exhibits are filed herewith in connection with Federal Realty Investment Trust's Prospectus Supplement, dated October 1, 1997, to its Prospectus, dated November 7, 1995 (Registration No. 33-63687), filed with the Securities and Exchange Commission on October 2, 1997 and relating to the issue and sale by the Trust of $100 million of its 7.95% Series A Cumulative Redeemable Preferred Shares ("Shares"). Attached as Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Shares. The consent of Kirkpatrick & Lockhart LLP to the inclusion of such opinion in this Form 8-K is included in the opinion. The Statement of Designations for the Shares is included as Exhibit 4.

Item 7.     Financial Statements and Exhibits

Exhibit 4.  Statement of Designations for Shares

Exhibit 5.  Opinion Regarding Legality

Exhibit 23. Consent of Counsel (included in Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      FEDERAL REALTY INVESTMENT TRUST

                                      /s/ M.J. Morrow
                                      -----------------------------------------
                                      Mary Jane Morrow
                                      Senior Vice President, Finance & Treasurer


Date:    October 3, 1997



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                                  EXHIBIT INDEX

EXHIBIT NO.

     4         Statement of Designations
     5         Opinion Regarding Legality
    23         Consent of Counsel (included in the opinion)